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                                                                    EXHIBIT 10.7


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

                     EMERGENT INFORMATION TECHNOLOGIES, INC.


        This Amendment No. 1 to Employment Agreement (this "Amendment") is entered into as of December 29, 2000 by and between Emergent Information Technologies, Inc., a California corporation (formerly known as SM&A Corporation) ("Emergent") and Steven S. Myers ("Employee"), with reference to the following:

        A. Emergent and Employee are parties to an Employment Agreement effective February 1, 2000 (the "Original Agreement"), pursuant to which Employee has agreed to perform services for Emergent on the terms and conditions therein set forth.

        B. Employee and Emergent desire to amend the Employment Agreement to extend the term thereof and provide for a different salary.

        NOW, THEREFORE, in consideration of the promises and obligations contained herein and in the original agreement, Emergent and Employee agree to amend the Employment Agreement as follows:

        1. Certain Definitions. All references to "SM&A" in the original agreement shall instead refer to Emergent.

        2. Section 1.2. The date "January 31, 2003" shall be deleted and replaced with the date "March 31, 2006."

        3. Exhibit A. In paragraph 1 of Exhibit A, "Base Salary", the figure $600,000, used twice therein, shall be deleted in each instance and replaced with $400,000.

        4. General. Headings used in this Amendment are for convenience only and are not intended to affect the meaning or interpretation of this Amendment. Except as set forth in this Amendment, the Original Agreement remains in full force and effect and has not been amended or modified to date. This Agreement, consisting of the Original Agreement and this Amendment constitutes the entire agreement among the parties with respect to the subject matter hereto and supersedes any and all other agreements, either oral or in writing, among the parties with respect to the subject matter hereof. Each party represents and warrants to the other that the Original Agreement and the Amendment constitute the legal, valid and binding obligation of such party, enforceable in accordance with its terms. Any other amendment or modification may only be in a writing executed by all of the parties hereto.

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        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of
December 29, 2000.

                                        EMERGENT INFORMATION TECHNOLOGIES, INC.


                                        By:  /s/ Cathy L. Wood
                                            ------------------------------------
                                            Name: Cathy L. Wood
                                            Its:  Chief Financial Officer


                                             /s/ Steven S. Myers
                                        ---------------------------------------
                                        Steven S. Myers




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